UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 1, 2015

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 South Pennsylvania Avenue, Oklahoma City, Oklahoma	73107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K/A of LSB Industries, Inc. (the “Company”) amends the Company’s Current Report on Form 8-K dated September 1, 2015 and filed with the Securities and Exchange Commission on September 4, 2015 (the “Original Filing”).

As disclosed in the Original Filing, the Company appointed current director Daniel D. Greenwell to serve as interim Chief Executive Officer. This Current Report on Form 8-K/A amends the Original Filing to set forth the description of the terms of the employment agreement entered into between Mr. Greenwell and the Company on October 26, 2015 and effective as of September 1, 2015 (the “Employment Agreement”).

The term of the Employment Agreement is from September 1, 2015 through the date the Employment Agreement is terminated. Mr. Greenwell or the Company may terminate the Employment Agreement at any time upon thirty (30) days written notice. The Employment Agreement may be terminated by the Company for cause without notice, in accordance with the terms of the Employment Agreement. Under the Employment Agreement, Mr. Greenwell receives a monthly base salary of $100,000 until December 31, 2015, and following December 31, 2015 such sum shall continue on a month to month basis until an alternative compensation program is established by the Company in its discretion. Mr. Greenwell will not be eligible to participate in the Company’s bonus program with respect to the 2015 calendar year and until such time as a new compensation program is established for Mr. Greenwell by the Company. The Employment Agreement also provides that Mr. Greenwell will be entitled to participate in all insurance and other employee benefit plans and program as generally are made available for the benefit of the Company’s employees. The Employment Agreement also provides that Mr. Greenwell will be reimbursed for certain expenses, including temporary housing expenses and a portion of the cost of premiums paid for health coverage if he is unable to participate in the Company’s health plan as of September 1, 2015. In addition, the Employment Agreement provides for certain benefits payments upon termination of Mr. Greenwell’s employment.

The foregoing does not constitute a complete summary of the terms of the Employment Agreement and reference is made to the complete form of the Employment Agreement that is attached as Exhibit 99.1.

The filing of this Form 8-K/A is not an admission that our Form 8-K filed on September 4, 2015, when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

Except as described herein, no other changes have been made to our Current Report on Form 8-K filed on September 4, 2015.

Item 9.01. Exhibits

(d) Exhibits.

The following is a list of exhibits filed as a part of this Form 8-K/A.

Exhibit Number	Description

99.1	Employment Agreement, dated September 1, 2015, by and between the Company and Daniel D. Greenwell

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2015

LSB INDUSTRIES, INC.

By:	/s/ Mark T. Behrman
Name:	Mark T. Behrman
Title:	Executive Vice President of Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Employment Agreement, dated September 1, 2015, by and between the Company and Daniel D. Greenwell